SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) June 21, 1995


                      FLEET FINANCIAL GROUP, INC.
       (Exact name of registrant as specified in its charter)


                            RHODE ISLAND
           (State or other jurisdiction of incorporation)


         1-6366                               05-0341324
  (Commission File Number)        (IRS Employer Identification No.)


  50 Kennedy Plaza, Providence, Rhode Island                02903
  (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code:   401-278-5800



    (Former name or former address, if changed since last report)









Item 5. Other Events.


        Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7. Financial Statements and Other Exhibits.

        Exhibit No.              Description

        Exhibit 99               Fleet Financial Group, Inc.
                                       Press Release
                                       Dated June 21, 1995


                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                 FLEET FINANCIAL GROUP, INC.
                                      Registrant


                                 By  /s/ William C. Mutterperl
                                      William C. Mutterperl
                                      Senior Vice President and
                                      General Counsel



Dated:  June 21, 1995